Financial Instruments (Details) - ILS (₪) ₪ in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Disclosure of detailed information about financial instruments [text block] [Abstract]
Description of functional currency risks	A change of 1% of the CPI as at December 31, 2019 would have no effect on total equity and net income. This analysis assumes that all other variables, in particular interest rates, remain constant. In addition, A change of 10% in the US$ exchange rate as at December 31, 2019 would have immaterial effect on total equity and net income.
Interest rate, description	An increase/decrease of 1% in the interest rates at the reporting date would not have a material effect on profit and on capital.
Gains (losses) on change in fair value of derivatives	₪ 4	₪ 3